UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2025

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15268 NW Greenbrier Pkwy, Beaverton, OR	97006
(Address of Principal Executive Offices)	(Zip Code)

(408)-627-4716

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 25, 2025, Datavault AI Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Scilex Holding Company, a Delaware corporation (the “Purchaser), pursuant to which the Purchaser agreed to purchase from the Company in a registered offering, (a) 15,000,000 shares (the “Shares”) of common stock of the Company, par value $0.0001 per share (“Common Stock”), and (b) a pre-funded warrant (the “Pre-Funded Warrant”) to purchase 263,914,094 shares (the “Pre-Funded Warrant Shares”) of Common Stock, for an aggregate purchase price of $150,000,000 in the native currency of the Bitcoin blockchain (“BTC”) upon satisfaction of certain closing conditions applicable to the Shares and Pre-Funded Warrant, respectively.

The BTC to be paid to the Company in both Closings (as defined below) will be valued at the spot exchange rate for BTC as published by Coinbase.com at 8:00 p.m. (New York City time) on the trading day immediately prior to the Initial Closing Date (as defined below).

The closing with respect to the Shares (the “Initial Closing”) will take place upon satisfaction of certain customary closing conditions set forth in the Purchase Agreement and is expected to occur on or about September 26, 2025 (the date of the Initial Closing, the “Initial Closing Date”). The closing with respect to the Pre-Funded Warrant (the “Additional Closing,” and together with the Initial Closing, the “Closings”), subject to the satisfaction of certain additional closing conditions, will take place on the trading day (the date of the immediate after the Company receives the approval of its stockholders (the “Stockholder Approval”) (i) as required by Nasdaq rules with respect to the transactions contemplated by the Purchase Agreement including with respect to issuance of all of the Pre-Funded Warrant Shares and (ii) with respect to an amendment to the Company’s certificate of incorporation to increase the number of shares of Common Stock authorized for issuance to up to 1,500,000,000 (or such greater amount as is necessary to issue the Pre-Funded Warrant Shares to the Purchaser).

The Pre-Funded Warrant will be issued in the Additional Closing, will be immediately exercisable upon issuance without any beneficial ownership limitation at an exercise price of $0.0001 per share, and will remain exercisable until exercised in full.

As a condition to the Initial Closing, the Company is required to obtain stockholder support agreements (the “Voting Agreements”) from stockholders holding an aggregate of 38,000,000 shares of Common Stock, pursuant to which each such stockholder will agree to vote their shares of Common Stock in favor of the proposals for the Stockholder Approval at any stockholder meeting held for that purpose. Additionally, each of the directors and executive officers of the Company, pursuant to lock-up agreements, agreed not to sell or transfer any of the Company securities which they hold, subject to certain exceptions, until the Additional Closing Date.

The Shares, the Pre-Funded Warrant and the Pre-Funded Warrant Shares will be offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-288538), which was initially filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2025, and was declared effective by the SEC on July 9, 2025.

Obligations Under the Purchase Agreement

Pursuant to the Purchase Agreement, the Company agreed, subject to certain exceptions, (i) not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of shares of Common Stock or securities convertible into shares of Common Stock until 45 days after the Initial Closing Date, and (ii) not to issue certain securities if the issuance would constitute a Variable Rate Transaction (as such term is defined in the Purchase Agreement) until the Additional Closing Date.

Within 25 days of the Initial Closing Date, the Company is required to file with the SEC a preliminary proxy statement for the purpose of obtaining the Stockholder Approval, and obtain such approval within 75 days of the Initial Closing Date at a meeting of stockholders. In the event that the Stockholder Approval is not obtained on or prior to such deadline, the Company is required to hold another stockholder meeting within 45 days, and continue to hold an additional stockholder meeting every fourth month thereafter until the Stockholder Approval is obtained.

The Company agreed, until and including the Additional Closing Date and without the prior written consent of the Purchaser, not to use, offer, sell or otherwise dispose of or announce the offering of, any BTC paid to the Company in the Initial Closing or publicly announce any intention to do any of the foregoing.

Purchaser Rights

Pursuant to the Purchase Agreement, until the Additional Closing Date, the Purchaser has the right, but not the obligation, to participate in any issuance by the Company of any debt, preferred stock, shares of Common Stock or securities convertible into shares of Common Stock (a “Subsequent Placement”) up to a maximum of 20% of such Subsequent Placement on the same terms, conditions and price provided to other investors in such Subsequent Placement.

Upon the Initial Closing, (i) for so long as the Purchaser beneficially owns an aggregate of at least 10% of the issued and outstanding shares of Common Stock, the Purchaser may designate two directors to the board of directors of the Company (the “Board”), and (ii) for so long as the Purchaser beneficially owns at least 5% but no more than 10% of the issued and outstanding shares of Common Stock, the Purchaser may designate one director to the Board.

The foregoing descriptions of the Purchase Agreement, the Pre-Funded Warrant and the Voting Agreements are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached as exhibits to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated herein by reference.

Sullivan & Worcester LLP, counsel to the Company, delivered an opinion as to the validity of the Shares, the enforceability of the Pre-Funded Warrant and the validity of the Pre-Funded Warrant Shares, a copy of which is attached to this Form 8-K as Exhibit 5.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure required by this Item in connection with the Closings and included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant.
5.1	Opinion of Sullivan & Worcester LLP, dated September 26, 2025.
10.1	Securities Purchase Agreement between Datavault AI Inc. and Scilex Holding Company, dated September 26, 2025.
10.2	Form of Voting Agreement.
23.1	Consent of Sullivan & Worcester LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2025	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer